Exhibit 24.1

POWER OF ATTORNEY

(Form S-3 Registration Statement for RadiSys Corporation)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia A. Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the Company's 1 3/8% Convertible Senior Notes due November 15, 2023 (the "Notes") and the shares of common stock issuable upon conversion of the Notes (the "Common Stock"), including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Notes and the Common Stock issuable upon conversion of the Notes or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: December 10, 2003.

/s/ C. Scott Gibson
Signature

C. Scott Gibson
Type or Print Name

Exhibit 24.1

POWER OF ATTORNEY

(Form S-3 Registration Statement for RadiSys Corporation)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia A. Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the Company's 1 3/8% Convertible Senior Notes due November 15, 2023 (the "Notes") and the shares of common stock issuable upon conversion of the Notes (the "Common Stock"), including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Notes and the Common Stock issuable upon conversion of the Notes or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: December 16, 2003.

/s/ Ken J. Bradley
Signature

Ken J. Bradley
Type or Print Name

Exhibit 24.1

POWER OF ATTORNEY

(Form S-3 Registration Statement for RadiSys Corporation)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia A. Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the Company's 1 3/8% Convertible Senior Notes due November 15, 2023 (the "Notes") and the shares of common stock issuable upon conversion of the Notes (the "Common Stock"), including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Notes and the Common Stock issuable upon conversion of the Notes or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: December 18, 2003.

/s/ Richard J. Faubert
Signature

Richard J. Faubert
Type or Print Name

Exhibit 24.1

POWER OF ATTORNEY

(Form S-3 Registration Statement for RadiSys Corporation)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia A. Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the Company's 1 3/8% Convertible Senior Notes due November 15, 2023 (the "Notes") and the shares of common stock issuable upon conversion of the Notes (the "Common Stock"), including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Notes and the Common Stock issuable upon conversion of the Notes or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: December 11, 2003.

/s/ Dr. William W. Lattin
Signature

Dr. William W. Lattin
Type or Print Name

Exhibit 24.1

POWER OF ATTORNEY

(Form S-3 Registration Statement for RadiSys Corporation)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia A. Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the Company's 1 3/8% Convertible Senior Notes due November 15, 2023 (the "Notes") and the shares of common stock issuable upon conversion of the Notes (the "Common Stock"), including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Notes and the Common Stock issuable upon conversion of the Notes or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: December 16, 2003.

/s/ Kevin C. Melia
Signature

Kevin C. Melia
Type or Print Name

Exhibit 24.1

POWER OF ATTORNEY

(Form S-3 Registration Statement for RadiSys Corporation)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia A. Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the Company's 1 3/8% Convertible Senior Notes due November 15, 2023 (the "Notes") and the shares of common stock issuable upon conversion of the Notes (the "Common Stock"), including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Notes and the Common Stock issuable upon conversion of the Notes or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: December 17, 2003.

/s/ Carl W. Neun
Signature

Carl W. Neun
Type or Print Name

Exhibit 24.1

POWER OF ATTORNEY

(Form S-3 Registration Statement for RadiSys Corporation)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia A. Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the Company's 1 3/8% Convertible Senior Notes due November 15, 2023 (the "Notes") and the shares of common stock issuable upon conversion of the Notes (the "Common Stock"), including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Notes and the Common Stock issuable upon conversion of the Notes or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: December 15, 2003.

/s/ Jean-Pierre D. Patkay
Signature

Jean-Pierre D. Patkay
Type or Print Name

Exhibit 24.1

POWER OF ATTORNEY

(Form S-3 Registration Statement for RadiSys Corporation)

     The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia A. Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the Company's 1 3/8% Convertible Senior Notes due November 15, 2023 (the "Notes") and the shares of common stock issuable upon conversion of the Notes (the "Common Stock"), including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Notes and the Common Stock issuable upon conversion of the Notes or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: December 17, 2003.

/s/ Jean-Claude Peterschmitt
Signature

Jean-Claude Peterschmitt
Type or Print Name